Stein Roe Mutual Funds
Annual Report
June 30, 1999

[PHOTO OF BONDS]

Stein Roe Fixed Income Funds

Taxable Bond Funds

           Intermediate Bond Fund
           Income Fund
           High Yield Fund


STEIN ROE MUTUAL FUNDS
Sensible Risks. Intelligent Investments. (R)

Contents
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From the President................................................   1

   Tom Butch's thoughts on the markets and investing


Questions & Answers

   Interview with the portfolio manager and
   a summary of investment activity
   Intermediate Bond Fund.........................................   7
   Income Fund....................................................   10
   High Yield Fund................................................   14


Portfolio of Investments..........................................   18

   A complete list of investments with market values


Financial Statements..............................................   32

   Statements of assets and liabilities, operations and changes in net assets


Notes to Financial Statements.....................................   42


Financial Highlights..............................................   47

   Selected per-share data


Report of Independent Auditors....................................   51



                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------


To Our Shareholders
Fiscal 1999 was a frustrating period for bonds. Fear of higher inflation outweighed the potentially beneficial effects of a strong domestic economy, driving down bond prices at the same time that corporate bond issuance reached record levels.
   Stein Roe's three taxable bond funds -- Stein Roe Intermediate Bond Fund, Stein Roe Income Fund, and Stein Roe High Yield Fund -- have substantial holdings of corporate bonds. These bonds experienced a roller coaster year as investors' willingness to accept risk changed substantially during the year. Preserving capital was challenging for all types of corporate bonds.
   The returns of Stein Roe's three taxable bond funds for the one-year and longer-term periods ended June 30, 1999 are shown on page 4. Amid a tough investing climate, each Fund provided positive results.
   I am especially pleased to report that Stein Roe High Yield Fund, which will mark its third year of operations in November, finished near the top of its class for the 12 months ended June 30, 1999. The Fund ranked in the top 6% of its investment category in total return for both the one-year and life of fund periods ended June 30, 1999, according to Lipper, Inc.*
   On the pages that follow, each Fund's portfolio manager reviews events over the past 12 months that affected the corporate, U.S. government mortgage-backed and asset-backed bond markets. While the past year's market results were weak, we remain confident that taxable bonds can be a rewarding asset class for a growing number of investors as we enter a new millennium.

Double-Edge Dilemma:
Growth and Inflation

In the 1990s, advances in technology -- particularly electronic commerce -- as well as prudent Federal Reserve monetary policy, have helped fuel one of the longest and strongest U.S. economic booms since the end of World War II. In May 1999, the nation's unemployment rate dropped to 4.2%, a level not seen since the 1960s.
   Our growing economy helps corporate bond issuers meet debt payments, but too much growth can cause the cost of living to accelerate. Higher prices, in turn, reduce the purchasing power of bond income.

[PHOTO OF THOMAS W. BUTCH]

From the President Continued
--------------------------------------------------------------------------------


   When the government reported that inflation in April was higher than expected, bond traders demanded much higher yields from fixed-income investments. Bond prices -- which move in the opposite direction of yields -- fell sharply. This fear of inflation was compounded by the

--------------------------------------------------------------------------------
    When the government reported that inflation in April was higher than expected, bond traders demanded much higher yields from fixed-income investments.
--------------------------------------------------------------------------------

resignation of a U.S. Treasury Secretary who helped engineer the first budget surpluses in a generation, higher oil prices and reports of building material and labor shortages.
A Year of Volatility in Treasuries
As of June 30, 1999, the average yield of 30-year U.S. Treasury bonds stood at 5.98%, some 35 basis points (0.35%) higher than on June 30, 1998. However, this modest increase masks a year of exceptional volatility that saw yields fluctuate from a record low of 4.71% last October to a high of 6.19% in late June.
   Fiscal 1999 initially began with positive developments for Treasuries and a worrisome environment for high yield corporate bonds. Investors flocked to the safety of U.S. government debt as global credit concerns mounted and equity markets weakened. By this spring, however, the reverse was true. Emerging markets stabilized. U.S. corporate profits were generally better than expected, stocks soared and the domestic economy showed vigorous growth. This past June, the Fed raised short-term interest rates by 25 basis points (0.25%) to 5%.
More Credit Risk, Less Interest Rate Risk
   Unlike Treasury bonds held to maturity, corporate bonds involve credit risk and possible loss of principal. High yield securities -- those rated BB and lower -- involve more credit risk than corporate bonds with higher, investment-grade ratings. However, high yield corporate bonds have historically involved less risk to principal over the long term from changing interest rates, as shown on page 3. Over the past five years, high-yield bonds have also provided higher returns.

   At Stein Roe, we believe the U.S. economic environment may become more favorable for bonds in the coming months as investors begin to realize that inflation is not expected to rise much beyond 3%. In addition, we think some companies may hold off on purchasing plans until after the year 2000, helping to temper domestic growth.
   I urge you to review the role your bond fund plays in your portfolio and consider increasing your financial commitment to this asset class, especially now that yields have become more attractive. Remember, too, that in a tax-deferred IRA or other retirement account you can take maximum advantage of the compounding effects of interest income.

*Stein Roe High Yield Fund's total return ranked 17th of 290 high current yield funds and 6th of 173 funds for the one-year and life of fund periods ended 6/30/99, respectively, according to Lipper, Inc., a monitor of mutual fund performance. Rankings are based on total return with distributions reinvested. An expense limit of 1.00% was in effect for the periods shown. Rankings and total return would have been lower without the limit.

   Sincerely,

   [SIGNATURE HERE]

   Thomas W. Butch
   President
   July 19, 1999



                   Average Annual Total Return and Volatility
                           Periods Ended June 30, 1999

                                            12 MONTHS               5 YEARS
                                        RETURN VOLATILITY*     RETURNVOLATILITY*
--------------------------------------------------------------------------------
10-Year U.S. Treasury Bonds              1.35%       16.8%       7.75%      7.0%
Merrill Lynch High Yield Master Index II 0.94%       17.0%      10.28%      4.4%
Merrill Lynch Corporate Master Bond Index 1.89%      13.9%       8.32%      5.9%

Past performance does not guarantee future results. Total return includes reinvestment of distributions and price changes. Each Merrill Lynch index shown above is unmanaged and does not represent the returns or share price volatility of any Stein Roe fund; neither is available for direct investment. The Merrill Lynch Corporate Master Bond Index is composed of investment-grade bonds that vary in quality. Source: Bloomberg Business News.
*Volatility measured by average annual fluctuations in yield-to-maturity.

From the President Continued
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

Fund Performance
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                          Average Annual Total Returns
                           Periods Ended June 30, 1999

                                                   1YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Stein Roe Intermediate Bond Fund                  2.60%      7.42%      7.66%
Lehman Intermediate Government/
Corporate Bond Index                              4.19%      7.04%      7.64%
Lipper Investment Grade Debt Fund Average         2.00%      6.90%      7.38%
Number of Funds in Peer Group                      254        119         29

Stein Roe Income Fund                             0.52%      7.53%      7.77%
Lehman Intermediate Corporate Bond Index          3.58%      7.75%      8.28%
Lipper Corporate BBB Rated
Debt Fund Average                                 0.84%      7.84%      8.25%
Number of Funds in Peer Group                      112         41         18

                                                            1 YEAR    LIFETIME
--------------------------------------------------------------------------------
Stein Roe High Yield Fund                                     3.50%     10.76%
Merrill Lynch High Yield Master Index II                      0.94%      7.88%
Lipper High Current Yield Fund Average                       -1.44%      6.73%
Number of Funds in Peer Group                                  290        171
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An expense limitation of 1.00% was in effect for High Yield Fund for the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.

Investment Comparisons
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Growth of a $10,000 Investment June 30, 1989 to June 30, 1999

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Intermediate Bond Fund


[LINE CHART HERE]
Intermediate Bond Fund




                                       Lehman Brothers            Lipper
                                         Intermediate           Investment
                                          Government            Grade Debt
                    Intermediate          Corporate            Fund Average
                     Bond Fund            Bond Index             (29 Funds)
6/30/89                10000                10000                  10000
6/30/90                10536                10782                  10562
6/30/91                11658                11917                  11530
6/30/92                13287                13485                  13141
6/30/93                14692                14900                  14748
6/30/94                14623                14862                  14562
6/30/95                16102                16404                  16174
6/30/96                17036                17226                  16914
6/30/97                18620                18469                  18305
6/30/98                20391                20047                  20055
6/30/99                20921                20886                  20439


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Income Fund



[LINE CHART HERE]

Income Fund





                                                                      Lipper
                                            Lehman Brothers          Corporate
                                             Intermediate         BBB Rated Debt
                        Income                Corporate             Fund Average
                         Fund                 Bond Index             (19 Funds)
6/30/89                  10000                  10000                  10000
6/30/90                  10251                  10820                  10349
6/30/91                  11208                  11951                  11324
6/30/92                  12917                  13673                  13135
6/30/93                  14808                  15348                  15135
6/30/94                  14705                  15262                  14905
6/30/95                  16588                  17229                  16958
6/30/96                  17540                  18148                  17927
6/30/97                  19345                  19624                  19888
6/30/98                  21032                  21400                  22112
6/30/99                  21141                  22166                  22152



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Each illustration above assumes a $10,000 investment on June 30, 1989 and each index is an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.

Investment Comparison
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Growth of a $10,000 Investment November 1, 1996 to June 30, 1999

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High Yield Fund


[LINE CHART HERE]

High Yield Fund



                                           Merrill Lynch          Lipper High
                                            High Yield           Current Yield
                       High Yield            Master II            Fund Average
                          Fund                 Index               (173 Funds)
 11/1/96                 10000                 10000                 10000
12/31/96                 10271                 10077                 10123
 3/31/97                 10423                 10182                 10195
 6/30/97                 11088                 10666                 10721
 9/30/97                 11656                 11083                 11294
12/31/97                 11899                 11369                 11435
 3/31/98                 12649                 11686                 11906
 6/30/98                 12683                 11882                 11931
 9/30/98                 11874                 11457                 11046
12/31/98                 12414                 11786                 11336
 3/31/99                 13047                 11913                 11642
 6/30/99                 13127                 11993                 11696



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Intermediate Bond Fund - Income Review

Two Decades of Attractive Income Potential
Annual Income from a $100,000 Investment
June 30, 1979-June 30, 1999


[BAR CHART HERE]


Intermediate Bond Fund-Income Review



                  Intermediate
6/80                 11995
6/81                 11956
6/82                 14531
6/83                 14513
6/84                 13013
6/85                 17143
6/86                 17454
6/87                 17927
6/88                 21437
6/89                 21933
6/90                 23131
6/91                 24948
6/92                 26540
6/93                 26870
6/94                 24835
6/95                 27311
6/96                 30065
6/97                 33683
6/98                 34395
6/99                 36075


Total Income = $445,853

Account Value = $562,721

Average Annual Return 9.02%



Past performance is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The High Yield Fund chart assumes a $10,000 investment on November 1, 1996. The Merrill Lynch High Yield Master II Index is an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Lipper data is from 11/30/96 and is from Lipper, Inc., a monitor of mutual fund performance. The Intermediate Bond Fund chart assumes a $100,000 initial investment on 6/30/79 and continuous reinvestment of distributions. The amount on top of each bar indicates the amount of income and capital gains distributed for each 12-month period ended June 30. Intermediate Bond Fund distributed $32,837 in capital gains for the period shown. Source:
Weisenberger (R)

Questions &Answers
--------------------------------------------------------------------------------

An Interview with Michael Kennedy, Portfolio Manager of
Stein Roe Intermediate Bond Fund and SR&F Intermediate Bond Portfolio


Q: How did the Fund perform in fiscal 1999?
Kennedy: For the 12 months ended June 30, 1999, the Fund returned 2.60% with distributions reinvested. This outpaced the 2.00% return of the average intermediate investment-grade debt fund according to Lipper, Inc. but under performed the 4.19% return of the unmanaged Lehman Brothers Intermediate Government/Corporate Bond Index. We maintained a strong position in corporate bonds throughout the year, and this helped us to outperform most of the Fund's peers when corporate bonds performed well later in the fiscal year. This hurt performance early in the fiscal year but helped performance later in the year when corporate bonds rebounded.
   Intermediate Bond Fund's return was less than its benchmark for the 12 months ended June 30, 1999 primarily because the Fund's duration was more than a full year longer than the Index for much of the year.* This hurt our results when interest rates rose. The average quality of bonds in Intermediate Bond Fund's portfolio was also lower than that of the Index, and this positioning reduced returns last autumn when the difference in interest rates between higher and lower-quality bonds widened.

* Index duration during the period ranged from 3.3 to
  3.5 years. Source: Lehman Brothers

                                    Fund Data
   Investment Objective:
   Seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

   Fund Inception:
   Dec. 5, 1978

   Total Net Assets:
   $431.1 million



Q: How did weakness in corporate bond prices last summer and autumn affect the Fund?
Kennedy: The first half of the fiscal year was an extremely difficult period for the corporate bond market. Global financial problems drove fixed-income investors to choose U.S. Treasury securities over higher-risk fixed-income securities. During that time there was low issuance and poor pricing in the corporate bond market. We held on to our corporate bond holdings based on our belief that economic conditions would improve. An eventual recovery in the corporate bond market in calendar 1999

[PHOTO OF MIKE KENNEDY]

Questions &Answers Continued
--------------------------------------------------------------------------------

helped the Fund outperform.
   With the quality in the corporate bond market improving, we've seen the quality of individual issues improving as well. Two higher risk, high yield holdings were upgraded to investment quality during the year -- Niagara Mohawk and Viacom -- both of which we sold. Their credit quality upgrades boosted the Fund's performance in fiscal 1999.

Q: How did the Fund's position in mortgage-backed securities fare?
Kennedy: Mortgage-backed securities suffered last summer and autumn as well, but for different reasons than corporate bonds. When interest rates dropped in late 1998, homeowner-refinancing activity increased and the mortgage market declined. Lower mortgage rates have historically led to accelerated prepayments, which reduce the earnings potential of mortgage-backed securities. As interest rates rose in recent months, the mortgage market recovered and outperformed Treasury securities. We slightly increased our mortgage bond allocation during the higher interest rate environment and this worked well for the Fund.

Q: Are there any other areas you believe will provide good investment opportunities in the coming months?
Kennedy: We believe bonds in the energy sector are attractive. A rebound in oil prices should lead to improvement in the credit quality of the energy sector.


Q: What's your outlook as we approach the year 2000?
Kennedy: Our long-term outlook for corporate bonds is favorable. Economic growth is expected to remain moderately strong and therefore corporate profits should continue to be firm and support the market.
   Over the near term, we believe strong corporate bond issuance will put some pressure on corporate bonds. Many companies are planning to issue debt to avoid uncertain capital market conditions that may occur during the year 2000 transition. We anticipate that a high level of bond issuance will create opportunities for us to buy bonds with strong income potential at discount prices. We've slightly in-creased the Portfolio's allocation to Treasury securities this past quarter and anticipate there may be attractive corporate bond opportunities next quarter.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. Holdings are disclosed as a percentage of SR&F Intermediate Bond Portfolio's net assets as of 6/30/99, and are subject to change. Investing in high yield bonds involves greater credit risk and other risks not associated with investing in higher-quality bonds. The Lehman Brothers Inter mediate Government/Corporate Bond Index is an unmanaged group of investment-grade bonds of various quality that differs from any Stein Roe mutual fund; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

Portfolio Highlights
--------------------------------------------------------------------------------

                        SR&F Intermediate Bond Portfolio
                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------
Corporate Bonds                                    68.7%               69.7%
Motgage-Backed Securities                          18.2                13.3
U.S. Treasuries                                    10.3                 4.6
Asset-Backed Securities                             2.4                 3.3
Cash and Equivalents                                0.4                 4.7
Foreign Sovereign                                   0.0                 4.4
--------------------------------------------------------------------------------

Total Investments                                 100.0%              100.0%

                              Portfolio Statistics

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------
Adjusted Duration                               4.9 years           4.2 years
Average Weighted Life                           8.2 years           7.2 years
Average Weighted Coupon                           7.18%               6.82%


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                                    Maturity

[PIE CHARTS HERE]


As of June 30, 1998

Greater than 20 Years - 5.6%

10-20 Years - 3.8%

5-10 Years - 50.2%

1-5 Years - 34.4%

Less than 1 Year - 6.0%


As of June 30, 1999

Greater than 20 Years - 8.8%

10-20 Years - 9.7%

5-10 Years - 47.3%

1-5 Years - 33.8%

Less than 1 Year - 0.4%



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                                     Quality


[PIE CHARTS HERE]


As of June 30, 1998

AAA - 23.7%

AA - 9.1%

A - 30.9%

BBB - 23.7%

BB and Below - 12.6%


As of June 30, 1999

AAA - 28.5%

AA - 8.1%

A - 26.0%

BBB - 24.0%

BB and Below - 13.4%

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Steve Lockman, Portfolio Manager of
Stein Roe Income Fund and SR&F Income Portfolio


Q: How did the Fund perform in fiscal year 1999?

Lockman: The Fund's total return of 0.52% for the fiscal year ended June 30, 1999 reflected a difficult environment for corporate bonds. This was less than the 0.84% return of the average fund in Income Fund's peer group for the period according to Lipper, Inc. It was also less than the unmanaged Lehman Brothers Intermediate Corporate Bond Index, which was 3.58%. The Fund's relatively long duration (5.6 years) hurt its results when interest rates rose this past spring.
   Income Fund's duration was more than a full year longer than its benchmark for much of the year,* and this hurt our results when interest rates rose. The average quality of bonds in Income Fund's portfolio was also lower than that of Index, and this positioning reduced returns last autumn when the difference in interest rates between higher and lower-quality bonds widened.

[PHOTO OF STEVE LOCKMAN]

                                    Fund Data
   Investment Objective:
   Seeks high current income by investing principally in medium-quality debt securities. The Fund may also invest in higher-quality securities, and, to a lesser extent, lower-quality securities which may involve greater credit and other risks.

   Fund Inception:
   March 5, 1986

   Total Net Assets:
   $294.6 million


Q: What factors made it difficult to invest in corporate bonds?

Lockman: During the summer and early autumn of 1998, the spreads, or differences in interest rates between investment-grade and high yield bonds, increased significantly. Investors flocked to the safety of U.S. government securities in the wake of global credit concerns and reduced their holdings of riskier types of bonds. Uncertainty about the global economy, particularly emerging markets, hit a dramatic point in October 1998. Thirty-year U.S. Treasury bond prices rose and yields hit a low of 4.71% that month while prices of lower-rated corporate bonds

* Index duration during the period ranged from 4.1 to 4.2 years. Source: Lehman Brothers

Questions & Answers Continued
--------------------------------------------------------------------------------

plunged. A few months later, however, this situation reversed itself amid robust U.S. economic growth and a more stable credit environment overseas. Investors demanded higher yields from high-quality bonds after the government's monthly report on inflation in April, which suggested that living costs were beginning to accelerate.

Q: How did you position the Fund's high yield component this past year and how did that affect performance?

Lockman: We increased the portfolio's weighting in high yield bonds throughout the year, as market volatility drove prices to attractive levels. We focused on companies with solid cash flows and strong revenue growth. A strong allocation to high yield bonds supported performance in the latter part of the fiscal year as this asset class performed well. We may reduce our allocation to high yield bonds when we believe interest rates stabilize.

Q: How did you adjust the portfolio's duration this year?

Lockman: In June 1998, the Fund's average duration was 5.6 years, higher than its historical average. This helped our results when the Federal Reserve Board reduced short-term interest rates by 75 basis points (0.75%) to 4.75% in the autumn of 1998. We modestly lengthened the portfolio's duration further last autumn. Then in calendar 1999, when economic conditions firmed up and interest rates moved higher. Our duration positioning was a drag on performance. We then shortened the Fund's duration by letting lower-rated securities mature. We also bought bonds with higher coupons to increase income potential and try to protect principal. As long-term Treasury bond yields approached 6% in May, we again extended the portfolio's duration.

Q: How did your investment-grade bond holdings fare during the fiscal year?
Lockman: We found what we believed were good investment opportunities in investment-grade bonds this year, and while some of these have not been realized given the


--------------------------------------------------------------------------------
                   We increased the portfolio's allocation to
                       higher-quality bonds rated AA and
                   reduced our weighting in holdings rated A.
--------------------------------------------------------------------------------


recent rise in interest rates, we are optimistic our selections will bear fruit in the coming months. We increased the portfolio's allocation to higher-quality bonds rated AA and reduced our weighting in holdings rated A. We also found attractive pricing in lower-quality bonds rated BB and increased the portfolio's weighting in that area. We believe

Questions & Answers Continued
--------------------------------------------------------------------------------

pricing in the investment-grade area of the market is currently attractive.

Q: What industries were attractive or fell out-of-favor this year?

Lockman: During the year, we increased the portfolio's holdings in bonds of cable and financial services companies, domestic and foreign banks, and electric utilities. We lowered our weightings in health care, textile and apparel bonds and dollar-denominated international bonds.
   Last year we purchased some real estate investment trust (REIT) bonds. We held on to these bonds through a difficult period last year. A rebound in REIT bonds this past spring helped the Fund's performance. We plan to hold these bonds because we believe they have further appreciation and income potential.
   We increased the Portfolio's allocation to dollar-denominated foreign holdings late in the fiscal year as gains in foreign bonds reflected an improving geopolitical and international market environment.

Q: What do you expect going forward?

Lockman: Prospects for the coming year look attractive. We see attractively priced opportunities in the investment-grade area of the market.

--------------------------------------------------------------------------------
                  We expect that high yield bonds can provide
                       attractive income and total return
                   potential if economic growth remains firm.
--------------------------------------------------------------------------------

We expect that high yield bonds can provide attractive income and total return potential if economic growth remains firm.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 6/30/99 and subject to change.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Foreign investments involve market, political, accounting and currency risks not associated with other investments. Emerging market investments involve market, political, accounting and currency risks not associated with investments in more developed markets. The Lehman Brothers Intermediate Corporate Bond Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

Portfolio Highlights
--------------------------------------------------------------------------------

                              SR&F Income Portfolio
                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------

Financial                                          33.0%               28.1%
Industrial                                         20.5                11.5
Media/Communications                               13.7                 9.2
Consumer Noncyclical                               11.8                 9.3
Utilities                                           7.6                 8.6
Energy                                              6.4                 5.9
Consumer Cyclical                                   5.5                10.7
Technology                                          1.5                 3.2
Foreign Sovereign                                   0.0                 9.1
Other                                               0.0                 4.4
--------------------------------------------------------------------------------
Total Investments                                 100.0%              100.0%

                              Portfolio Statistics

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------
Adjusted Duration                               5.6 years           5.6 years
Average Weighted Maturity                      10.4 years           9.3 years
Average Weighted Coupon                           7.96%               7.78%

--------------------------------------------------------------------------------

                                    Maturity


[PIE CHARTS HERE]


As of June 30, 1998

Greater than 20 Years - 7.9%

10-20 Years - 6.7%

5-10 Years - 57.1%

1-5 Years - 25.7%

Less than 1 Year - 2.6%


As of June 30, 1999

Greater than 20 Years - 11.9%

10-20 Years - 12.3%

5-10 Years - 48.0%

1-5 Years - 26.9%

Less than 1 Year - 0.9%


--------------------------------------------------------------------------------

                                     Quality


[PIE CHARTS HERE]


As of June 30, 1998

AAA & AA - 9.1%

A - 23.1%

BBB - 33.9%

BB & B - 30.6%

CCC/Not Rated - 3.3%


As of June 30, 1999

AAA & AA - 11.2%

A - 18.7%

BBB - 37.1%

BB & B - 27.5%

CCC/Not Rated - 5.5%

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Steve Lockman, Portfolio Manager of
Stein Roe High Yield Fund and SR&F High Yield Portfolio


Q: How did the Fund perform in fiscal 1999?

Lockman: Amid difficult market conditions, Stein Roe High Yield Fund provided outstanding results for the 12 months ended June 30, 1999. The Fund's total one-year return of 3.50% outpaced its benchmark and as shown on page 4 ranked in the top 6% of all high yield funds tracked by Lipper, Inc.* By contrast, the average high yield fund lost value in fiscal 1999, posting a -1.44% total return as shown on page 4 according to Lipper, Inc. The Fund's 30-day SEC yield was an attractive 9.04% as of June 30, 1999.

Q: Can you explain what happened to create difficult market conditions?

Lockman: Fiscal 1999 was a year of volatility and contrast that tested investors' patience. The spread, or difference in income potential between high-risk and high-quality bonds, nearly doubled to more than 500 basis points (5%) by the early autumn of 1998, according to CSI Research. The Fund outperformed its peers by


*Stein Roe High Yield Fund's return ranked 17th of 290 high current yield funds and 7th of 173 funds for the one-year and life of fund periods ended 6/30/99, respectively, according to Lipper, Inc., a monitor of mutual fund performance. Rankings are based on total return with distributions reinvested. Lipper ranking for life of fund period is from 11/30/96. An expense limit of 1.00% was in effect for the periods shown. Rankings and total return would have been lower without the limit.

                                    Fund Data
   Investment Objective:
   Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium and lower-quality debt securities.

   Fund Inception:
   November 1, 1996

   Total Net Assets:
   $32.8 million



taking a more conservative approach when high yield bond prices were weak. We used income generated by the Fund and other cash to purchase higher-quality high yield bonds after their prices fell to attractive levels. Timely trading and solid research allowed us to avoid bonds with credit problems.

Q: How did you position the portfolio in fiscal 1999?

Lockman: We paid particular attention to zero coupon bonds as well as the telecommunications and technology sectors. Many new bonds have been issued in these market segments during the past several years, making them bellwether sectors for the overall high yield market. We varied our exposure throughout fiscal 1999. For example, we reduced our exposure during the fall of 1998. This

Questions & Answers Continued
--------------------------------------------------------------------------------

worked well as economic uncertainty prompted investors to seek higher quality bonds. This past spring, we increased the Fund's exposure to both areas as global economic conditions improved and investment markets stabilized.
   In fiscal 1999, we also increased the Fund's exposure to the food & beverage, consumer noncyclical, business services, transportation, and paper industries as their businesses improved and bond prices became more attractive. We lowered our allocation to the cable industry due to a lack of attractive opportunities, as well as our weighting in retail, metals and mining, and textiles and apparel due to declining industry trends.
   As the U.S. economy has shown more strength than expected in recent months, many deep cyclical industries such as paper and energy and steel have started to rebound. We are waiting for corporate earnings to reflect the rebound in commodity prices before we increase the port folio's weighting to these areas. Overall, we have increased the quality of the portfolio's holdings.

Q: High yield bond defaults rose during the past year. What does this potentially mean for the market and the Fund?

Lockman: The trailing 12-month default rate, an indicator of high yield issuers' ability to meet their obligations to bondholders, rose to 3.82% this past spring, according to Moody's Investors Services. That compares with a 1% rate a year earlier. While this is a bit more than the annual average default rate of 3.5% for the period from 1971 to 1998, we believe the high yield market's potential income rewards still far outweigh its risks. One should keep in mind that the U.S. economy has enjoyed a remarkably long period of economic growth, and that given the hundreds of billions of dollars in high-yield bonds that have been issued in the 1990s, it is only natural that a few marginally capitalized companies will falter. Defaults are still well below the double-digit levels of the late 1980s. While we can't say what the future holds, I am pleased to report that none of the portfolio's holdings has gone into default since the Fund began operations nearly three years ago.

Q: Do you attribute this success to your credit research efforts?

Lockman: It's been challenging to perform the necessary credit research given the great number of new issues brought to the market. However, we are confident our research methods can give us an edge on our competition. For instance, we do our own credit forecasting and assign our own

Questions & Answers Continued
--------------------------------------------------------------------------------

ratings for internal review purposes. This provides us with what we think is a more accurate and timely read on


--------------------------------------------------------------------------------
                   We do our own credit forecasting and assign
                 our own ratings for internal review purposes.
--------------------------------------------------------------------------------


a company than we could get from widely-used public research. Our analysts maintain contact with companies and their customers, which helps assess a company's real value. And because our team covers the high yield as well as the investment-grade market for Stein Roe, we have broader capabilities than other management teams that may restrict their research solely to the high yield area.

Q: How do you think the high yield market will fare going forward?

Lockman: We expect that the high yield market will provide attractive opportunities over the next fiscal year if corporate earnings growth remains on track. Any improvement from the international arena and/or the equity market may provide additional support. Finally, as we head into the new millennium, based on our economic outlook we think high yield bonds should continue to provide attractive returns.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Advisor currently limits expenses to 1.00% of net assets, subject to termination upon 30 days' notice to the Fund. Absent this limit, the Fund's total return would have been less. Portfolio holdings are as of 6/30/99 and subject to change. Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Foreign investments involve market, political, accounting and currency risk not associated with other investments. Emerging market investments involve market, political, accounting and currency risks not associated with investments in more developed markets. Source of Lipper data: Lipper, Inc.

Portfolio Highlights
--------------------------------------------------------------------------------

                            SR&F High Yield Portfolio
                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------

Media/Communications                               33.2%               20.3%
Industrial                                         26.6                18.0
Consumer Cyclical                                  16.9                14.6
Consumer Noncyclical                               16.9                21.6
Technology                                          3.6                11.7
Energy                                              1.8                 1.5
Financial                                           1.0                 3.4
Utilities                                           0.0                 8.9
--------------------------------------------------------------------------------
Total Investments                                 100.0%              100.0%

                              Portfolio Statistics

                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------
Adjusted Duration                               5.7 years           6.0 years
Average Weighted Maturity                       8.8 years           8.7 years
Average Weighted Coupon                           8.50%               8.10%

--------------------------------------------------------------------------------

                                    Maturity


[PIE CHARTS HERE]

As of June 30, 1998

10-15 Years - 7.8%

5-10 Years - 88.4%

1-5 Years - 1.1%

Less than 1 Year - 2.7%


As of June 30, 1999

10-15 Years - 4.4%

5-10 Years - 89.5

1-5 Years - 3.5%

Less than 1 Year - 2.6%



--------------------------------------------------------------------------------

                                     Quality


[PIE CHARTS HERE]

As of June 30, 1998

BB - 10.5%

B - 70.4%

CCC/Not Rated - 19.1%

As of June 30, 1999

BB - 16.5%

B - 72.7%

CCC/Not Rated - 10.8%

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)

                                                         Principal        Market
Long-Term Obligations (97.4%)                               Amount         Value
--------------------------------------------------------------------------------
U.S. Government Obligations (10.2%)
U.S. Treasury Notes
   6.625% 6/30/01....................................       $  125        $  127
   6.500% 5/15/05....................................        2,750         2,840
   6.125% 8/15/07....................................       18,900        19,121
   5.500% 5/15/09....................................       22,400        21,879
                                                                        --------
                                                                          43,967

U.S. Government Agency Mortgage-Backed Securities (7.4%)
FHLMC Gold
   12.000% 7/1/20....................................        1,854         2,094
FHLMC Remic Trust
   9.500% 4/15/19 Series 11 Class C..................           11            11
FNMA
   8.500% 4/1/01.....................................            1             1
   8.500% 5/1/03.....................................            6             6
   8.500% 9/1/03.....................................           49            51
   8.500% 11/1/03....................................           78            80
   6.000% 4/1/09.....................................        8,526         8,238
   6.000% 1/1/14.....................................        6,258         6,041
   6.000% 1/1/24.....................................          732           691
   6.000% 3/1/24.....................................        2,012         1,899
   6.500% 10/1/28....................................        6,820         6,582
FNMA Remic Trusts
   9.250% 3/25/18 Series 1988-4 Class Z..............        1,781         1,867
GNMA
   8.000% 1/15/08....................................          217           227
   8.000% 2/15/08....................................          174           181
   8.000% 4/15/08....................................          207           216
   8.000% 5/15/08....................................          239           249
   8.000% 6/15/08....................................        1,525         1,590
   8.000% 7/15/08....................................          270           281
   9.000% 6/15/16....................................           69            74
   9.000% 8/15/16....................................           46            49
   9.000% 10/15/16...................................          101           108
   6.625% 7/20/25 ARM................................        1,656         1,681
                                                                        --------
                                                                          32,217
Airlines (0.7%)
United Airlines Series 1991-A1 9.200% 3/22/08........        2,937         3,183

Asset-Backed Obligations (2.4%)
First Boston Mortgage Securities Series 1993-H1 Class A-IO
   (Effective Yield 12.820%) 9/28/13.................        5,225           204
Green Tree Home Improvement Loan Trust
   Series 1994-A Class A
   7.050% 3/15/14....................................          958           947
Green Tree Recreational, Equipment & Consumer Trust
   Series 1998-C Class A6 6.700% 2/15/14.............        4,500         4,332
IMC Home Equity Loan Trust Series 1997-3 Class M2
   7.550% 8/20/28....................................        5,000         4,934
                                                                        --------
                                                                          10,417

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Automotive (1.1%)
Federal-Mogul 7.500% 7/1/04..........................      $ 5,000      $  4,831

Banking (10.3%)
Commerzbank 5.375% 2/18/04...........................        8,000         7,641
Countrywide Home 6.850% 6/15/04......................        8,250         8,245
Deutsche Bank 7.872% 12/29/49 (a)....................        4,500         4,356
Dresdner Funding 8.151% 6/30/31 (a)..................        3,500         3,374
HSBC Holdings 7.500% 7/15/09.........................        6,000         6,062
Korea Development Bank 7.150% 4/22/04................        3,000         2,935
Merita Bank Limited 7.150% 12/24/49 (a)..............        4,500         4,424
Republic of Columbia 9.750% 4/23/09..................        1,600         1,288
Sumitomo Bank 8.500% 6/15/09.........................        6,250         6,291
                                                                        --------
                                                                          44,616
Building and Construction (3.0%)
Hanson Overseas (Yankee Issue) 7.375% 1/15/03........        6,000         6,144
Owens Corning 7.000% 3/15/09.........................        4,750         4,475
PYCSA Panama 10.280% 12/15/12 (a)....................        3,216         2,495
                                                                        --------
                                                                          13,114
Cable and Media (1.9%)
News America Holdings 8.625% 2/1/03..................        5,000         5,263
Rogers Cablesystems (Yankee Issue) 9.625% 8/1/02.....        3,000         3,120
                                                                        --------
                                                                           8,383
Chemicals (1.5%)
Rohm & Haas
   7.400% 7/15/09 (a)................................        2,000         2,032
   7.850% 7/15/29 (a)................................        4,250         4,334
                                                                        --------
                                                                           6,366
Electronics (1.1%)
Pan Pacific Industrial Investment (Yankee Issue)
   Zero Coupon (Yield to Maturity 8.834%) 4/28/07 (a)       10,000         4,803

Energy Services (2.6%)
AES Eastern Energy 9.670% 1/2/29 (a).................        6,500         6,296
CMS Energy 8.375% 7/1/03.............................        5,000         4,987
                                                                        --------
                                                                          11,283
Financial (10.6%)
Amvescap 6.600% 5/15/05..............................        5,000         4,862
Associates Corp. of North America 6.950% 11/1/18.....        5,000         4,751
Bistro Trust 9.500% 12/31/02 (a).....................        3,000         2,837
Cigna CBO Series 1996-1 Class A-2 6.460%11/15/08 (a).        5,000         5,300
Corporacion Andina de Fomento (Yankee Issue) 7.100% 2/1/03   6,000         5,868
First Industrial L.P.
   7.500% 12/1/17....................................        6,000         5,301
   7.600% 7/15/28....................................        1,250         1,083
Household Finance 5.875% 11/1/02.....................        8,000         7,842
Merrill Lynch 6.550% 8/1/04..........................        6,000         5,961
Salomon (Traveler's Group) 6.750% 1/15/06............        2,000         1,961
                                                                        --------
                                                                          45,766
Foreign Sovereign Regional Bonds (0.8%)
State of Qatar 9.500% 5/21/09 (a)....................        3,500         3,541

Health Service and Equipment (0.9%)
Tenet Healthcare 7.875% 1/15/03......................        4,000         3,940

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Hotels and Entertainment (0.6%)
Prime Hospitality 9.250% 1/15/06.....................      $ 2,500       $ 2,525

Insurance (4.7%)
Florida Windstorm 7.125% 2/25/19 (a).................        2,375         2,347
Prudential Insurance 7.650% 7/1/07 (a)...............        7,250         7,484
Sunamerica 5.750% 2/16/09............................        4,750         4,356
Zurich Capital Trust 8.376% 6/1/37 (a)...............        6,000         6,130
                                                                        --------
                                                                          20,317

Manufacturing (4.2%)
PDVSA Finance 8.750% 2/15/04 (a).....................        3,500         3,483
PDVSA Finance Limited Series 1998-1D 7.400% 8/15/16..        2,500         1,906
Tyco International Group (Yankee Issue) 6.375% 6/15/05       6,000         5,862
USX Corp 7.200% 2/15/04..............................        6,800         6,820
                                                                        --------
                                                                          18,071

Mining and Agriculture (1.0%)
Freeport-McMoran Copper & Gold 7.500% 11/15/06.......        2,700         1,944
PT Alatief Freeport (Yankee Issue) 9.750% 4/15/01....        3,000         2,520
                                                                        --------
                                                                           4,464

Mortgage-Backed Securities (9.5%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22....................................        1,733         1,719
Kidder Peabody Acceptance Series 1994-C3 Class A2
   8.500% 4/1/07.....................................        3,500         3,726
Lehman Brothers Commercial Conduit Mortgage Trust
   Series 1998-C4 Class A1B 6.210% 10/15/08..........       10,000         9,503
Mellon Residential Funding Series 1998-TBC1 Class A3
   5.610% 10/25/28...................................        4,500         4,378
Merrill Lynch Mortgage Investors Series 1995-C3 Class A3
   7.060% 12/26/25...................................        4,000         3,991
Merrill Lynch Trust Series 20 Class D 8.000% 12/20/18        1,524         1,546
Nomura Asset Securities Series 1996-MD5 Class A-1B
   7.120% 4/13/36....................................        3,000         3,038
Option One Mortgage Securities Series 1999-B Class CTFS
   9.660% 6/25/29 (a)................................        3,833         3,817
PNC Mortgage Securities Series 1996-1 Class A
   7.500% 6/25/26....................................        3,380         3,369
Resolution Trust Series 1992-C5 Class C
   8.850% 5/25/22....................................          756           775
Structured Assets Securities
   Series 1996-CFL Class C 6.525% 2/25/28............        3,684         3,678
   Series 1996-CFL Class X1-IO
     Zero Coupon (Yield to Maturity 9.806%) 2/25/28..       30,423         1,559
                                                                        --------
                                                                          41,099

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Natural Gas and Oil (6.4%)
Baker Hughes 6.875% 1/15/29 (a)......................      $ 5,000       $ 4,637
Gulf Canada Resources (Yankee Issue) 8.250% 3/15/17..        3,000         2,768
Noble Drilling 7.500% 3/15/19........................        4,750         4,627
Northwest Pipeline 6.625% 12/1/07....................        6,000         5,835
Petroleos Mexicanos 9.657% 7/15/05 (a)...............        4,000         3,710
YPF Sociedad Anonima (Yankee Issue)
    7.500% 10/26/02..................................        2,994         3,009
    7.250% 3/15/03...................................        1,000           968
   10.000% 11/2/28...................................        2,000         2,242
                                                                        --------
                                                                          27,796
Printing and Publishing (1.3%)
R.R. Donnelly 6.625% 4/15/29.........................        4,250         3,871
World Color Press 7.750% 2/15/09.....................        2,000         1,853
                                                                        --------
                                                                           5,724
Real Estate Investment Trust (5.1%)
Diversified REIT Trust Series 1999-1A Class C
   6.780% 3/18/11 (a)................................        5,000         4,723
Federal Realty Investment Trust
   6.625% 12/1/05....................................        2,750         2,579
   7.480% 8/15/26....................................        3,500         3,359
Meditrust 7.820% 9/10/26.............................        4,200         3,777
Prologis Trust 7.100% 4/15/08........................        4,500         4,239
Storage USA 7.125% 11/1/03...........................        3,250         3,157
                                                                        --------
                                                                          21,834
Retail (1.6%)
Tommy Hilfiger USA 6.850% 6/1/08.....................        5,750         5,399
Price/Costco 7.125% 6/15/05..........................        1,650         1,679
                                                                        --------
                                                                           7,078
Savings and Loans (0.7%)
GS Escrow 7.000% 8/1/03 (a)..........................        3,000         2,934

Telecommunications (2.8%)
Cable & Wireless Optus 8.125% 6/15/09 (a)............        3,250         3,293
CSC Holdings 7.875% 2/15/18..........................        4,250         4,104
Telephone & Data Systems 7.000% 8/1/06...............        5,000         4,915
                                                                        --------
                                                                          12,312
Tobacco Products (1.1%)
RJ Reynolds Tobacco 7.750% 5/15/06 (a)...............        5,000         4,748

Transportation (0.7%)
Federal Express Pass-Through Certificates
     Series A1 7.530% 9/23/06........................        3,150         3,174

Utilities (3.2%)
Calenergy 7.520% 9/15/08.............................        5,000         5,002
Midamerican Energy 6.500% 12/15/01...................        1,225         1,219
Oglethorpe Power 6.974% 6/30/11(a)...................        3,883         3,874
Public Service of New Mexico
   7.100% 8/1/05.....................................        2,500         2,469
   7.500% 8/1/18.....................................        1,500         1,457
                                                                        --------
                                                                          14,021
                                                                        --------
Total Long-Term Obligations
   (Cost $432,173)...................................                    422,524
                                                                        --------
--------------------------------------------------------------------------------

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued                                                Number of        Market
Preferred Stock (0.9%)                                      Shares         Value
--------------------------------------------------------------------------------
Financial (0.9%)
Pinto Totta International Finance 7.770% (gtd. by Banco
   Pinto & Sotto Mayor) (a) (Cost $4,014)............            4       $ 3,759
                                                                        --------
--------------------------------------------------------------------------------
                                                         Principal
Short-Term Obligation (0.4%)                                Amount

--------------------------------------------------------------------------------
Commercial Paper (0.4%)
Associates First Capital 0.000% 7/1/99
   (Cost $1,765).....................................      $ 1,765         1,765
                                                                        --------
--------------------------------------------------------------------------------

Total Investments (98.7%)
   (Cost $437,952)(b)................................                    428,048
Other Assets, Less Liabilities (1.3%)................                      5,511
                                                                       --------
Total Net Assets (100.0%)............................                   $433,559
                                                                       ========
--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1999, the aggregate value of the Portfolio's private placement securities was $98,731, which represented 22.8% of net assets.
(b)At June 30, 1999, the cost of investments for federal income tax purposes was $438,364. Unrealized depreciation was $10,316, consisting of gross unrealized appreciation of $2,323 and unrealized depreciation of $12,639.
(c)The following futures contracts were open at June 30, 1999:

                 Number of                   Contract                Unrealized
       Type       Contracts     Position       Value     Expiration  Gain (Loss)
   -----------   ----------    ----------   -----------  ----------  ----------

   U.S. T-Note       334          Short     $37,210        Sep-99      $ (63)
   U.S. T-Bond        34          Short       3,961        Sep-99         3


See accompanying Notes to Financial Statements.

SR&F Income Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)

                                                         Principal        Market
Long-Term Obligations (97.0%)                               Amount         Value
--------------------------------------------------------------------------------
U.S. Government Obligations (4.8%)
U.S. Treasury Notes
   6.1250% 8/15/07...................................      $ 6,300       $ 6,374
   5.5000% 5/15/09...................................        5,000         4,884
   5.2500% 11/15/28..................................        3,175         2,813
                                                                        --------
                                                                          14,071
Aerospace and Military Technology (1.1%)
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07..        1,750         1,680
L-3 Communications Series B 10.375% 5/1/07...........        1,500         1,586
                                                                        --------
                                                                           3,266
Airlines (1.2%)
American Airlines Pass-Through Certificates
   Series 1991-A 9.710% 1/2/07.......................        2,520         2,770
Continental Airlines Pass-Through Certificates
   Series C I 7.420% 4/1/07..........................          942           934
                                                                        --------
                                                                           3,704
Automotive (1.2%)
Federal-Mogul 7.500% 7/1/04..........................        2,000         1,932
Ford Motor 6.375% 2/1/29.............................        2,000         1,739
                                                                        --------
                                                                           3,671
Banking (8.1%)
BBV International Finance (Cayman Islands)
   (Yankee Issue) 6.875% 10/27/05....................        4,000         4,050
BCH (Cayman Islands) 7.700% 7/15/06
   (gtd. By Banco Central Hispanoamericano, Yankee Issue)    3,000         3,093
Deutsche Bank Capital Funding 7.872% 12/29/49 (a)....        3,000         2,904
HSBC Holdings Plc 7.5000% 7/15/09....................        4,000         4,041
Merita Bank Limited 7.150% 12/29/49 (a)..............        3,000         2,950
Merrill Lynch Bank & Trust (Cayman) 8.390% 8/1/01 (a)        3,000         3,105
Swiss Bank 7.375% 7/15/15............................        4,000         3,922
                                                                        --------
                                                                          24,065
Building and Construction (2.7%)
Beazer Homes USA 8.875% 4/1/08 ......................        3,000         2,857
Building Materials Corp. 7.750% 7/15/05..............        3,000         2,798
PYCSA Panama 10.280% 12/15/12 (a)....................        3,216         2,495
                                                                        --------
                                                                           8,150
Business Services (3.2%)
Iron Mountain 10.125% 10/1/06........................        2,000         2,110
Lamar Advertising 9.625% 12/1/06.....................        1,850         1,887
Nationsrent 10.375% 12/15/08.........................        1,000           995
Rental Services 9.000% 5/15/08.......................        1,000         1,080
Tyco International Group (Yankee Issue) 6.375% 6/15/05       3,500         3,419
                                                                        --------
                                                                           9,491
Cable & Media (6.4%)
Century Communications 9.750% 2/15/02................        1,850         1,933
Continental Cablevision 8.875% 9/15/05...............        3,500         3,813
JCAC 10.125% 6/15/06.................................        1,500         1,624
News America Holdings 8.625% 2/1/03..................        2,000         2,105
Rogers Cablesystems (Yankee Issue) 9.625% 8/1/02.....        3,000         3,120
Rogers Cantel (Yankee Issue) 9.375% 6/1/08...........        3,000         3,113
Time Warner Entertainment 8.875% 10/1/12.............        3,000         3,374
                                                                        --------
                                                                          19,082

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Chemicals (1.5%)
Rohm & Haas 7.850% 7/15/29 (a).......................      $ 4,250       $ 4,334

Containers (2.7%)
BWAY Series B 10.250% 4/15/07........................        1,900         1,976
Coca-Cola Bottling Series A 8.560% 2/26/02...........        2,000         2,084
Owens-Illinois 8.100% 5/15/07........................        4,000         3,962
                                                                        --------
                                                                           8,022

Electronics (0.3%)
Ametek, Inc. 7.200% 7/15/2008........................        1,000           932

Energy (3.0%)
PDVSA Finance Series 1998-1-D 7.400% 8/15/16 (a).....        2,500         1,906
PDVSA Finance Series 1999-1A 8.750% 2/15/04..........        2,000         1,990
CMS Energy 8.375% 7/1/03.............................        5,000         4,987
                                                                        --------
                                                                           8,883

Financial (8.4%)
Associates Corp. of North America 6.950% 11/1/18.....       2,750          2,613
Bistro Trust 1997-2000 9.500% 12/31/02(a)............        3,000         2,837
Countrywide Home Loan 6.850% 6/15/04.................        3,500         3,498
Credit Suisse First Boston 7.900% 5/29/49 (a)........        3,500         3,430
GS Escrow Corp. 7.125% 8/1/05........................        3,000         2,896
Option One 9.660% 3/26/29 (a)........................        2,888         2,875
Prudential Property INV
   6.625% 4/1/09 (a).................................        3,000         2,751
   7.713% 7/1/07 (a).................................        4,000         4,017
                                                                        --------
                                                                          24,917
Food & Beverage (2.5%)
Panamerica Beverages 7.250% 7/1/09...................        2,000         1,701
Pepsi-Gomex (Yankee Issue) Series B 9.750% 3/30/04...        1,500         1,489
Stater Brothers Holdings 11.000% 3/1/01..............        4,000         4,160
                                                                        --------
                                                                           7,350
Foreign Sovereign Regional Bonds (9.4%)
Corporacion Andina De Fomento 7.750% 3/1/04..........        5,500         5,496
Export-Import Bank of Korea 6.375% 2/15/06...........        3,000         2,765
Financiera Energetica Euro 9.375% 6/15/06............        6,000         4,834
Korea Development Bank 7.125% 4/22/04................        3,500         3,425
Republic of Columbia (Yankee Issue) 8.750% 10/06/99..        2,500         2,500
Republic of Panama 7.875% 2/13/02....................        2,000         1,943
State of Qatar 9.500% 5/21/09 (a)....................        2,000         2,023
Sultan of Oman 7.125% 3/20/02........................        5,000         5,040
                                                                        --------
                                                                          28,026
Hospitals and Nursing Homes (1.3%)
Universal Health Services 8.750% 8/15/05.............        2,800         2,856
Universal Hospital Services 10.250% 3/1/08...........        1,000           880
                                                                        --------
                                                                           3,736
Hotels and Entertainment (5.1%)
Hyatt Equities 7.000% 5/15/02........................        5,000         5,019
Marriott International 6.875% 11/15/05...............        5,000         4,792
Premier Parks 9.750% 1/15/07.........................          750           782

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Hotels and Entertainment (Continued)
Prime Hospitality
   9.250% 1/15/06....................................      $ 1,100       $ 1,111
   9.750% 4/1/07.....................................        2,500         2,500
Speedway Motorsports 8.500% 8/15/07 (a)..............        1,000         1,010
                                                                        --------
                                                                          15,214
Insurance Carriers (1.7%)
Florida Windstorm 7.125% 2/25/19 (a).................        2,000         1,976
Sunamerica Euro 5.750% 2/16/09.......................        3,250         2,981
                                                                        --------
                                                                           4,957
Machinery, Metals and Fabricated Metal Products (3.3%)
Cincinnati Milacron 8.375% 3/15/04...................        2,000         2,016
Owens Corning 7.000% 3/15/09.........................        3,250         3,062
USX Corp. 6.850% 3/1/08..............................        5,000         4,807
                                                                        --------
                                                                           9,885
Mining and Agriculture (0.7%)
PT Alatief Freeport Financial (Yankee Issue) 9.750% 4/15/01  2,500         2,100

Natural Gas and Oil (4.6%)
Colorado Interstate Gas 10.000% 6/15/05..............        1,500         1,715
Husky Oil 8.900% 8/15/28(a)..........................        3,000         2,880
Lyondell Petro 9.750% 9/4/03(a)......................        2,000         2,048
Noble Drilling 7.500% 3/15/19........................        3,250         3,166
YPF Sociedad Anonima (Yankee Issue) 7.500% 10/26/02..        3,746         3,765
                                                                        --------
                                                                          13,574
Real Estate Investment Trust (8.3%)
American Healthcare Properties 7.050% 1/15/02........        3,000         2,908
Carramerica 7.200% 7/1/04............................        3,000         2,891
First Industrial LP 7.500% 12/1/17...................        6,000         5,301
First Industrial Realty Trust 7.600% 7/15/28.........        1,250         1,083
Meditrust 7.375% 7/15/00.............................        2,000         1,942
Prologis Trust 7.100% 4/15/08........................        1,500         1,413
Property Trust of America 6.875% 2/15/08.............        2,000         1,905
Storage USA 7.125% 11/1/03...........................        3,000         2,914
Trinet 7.300% 5/15/01................................        4,500         4,382
                                                                        --------
                                                                          24,739
Printing & Publishing (1.2%)
RR Donnelly 6.625% 4/15/29...........................        3,750         3,415

Services (1.6%)
ARA Services 10.625% 8/1/00..........................        1,600         1,636
Aramark Services 8.150% 5/1/05.......................        2,000         2,075
Dynacorp 9.500% 3/1/07...............................        1,000           993
                                                                        --------
                                                                           4,704
Telecommunications (4.4%)
CSC Holdings 7.875% 2/15/18..........................        3,750         3,621
Cable & Wireless Communications 8.125% 6/15/09 (a)...        2,750         2,787
Comtel Brasileria (Yankee Issue) 10.75% 9/26/04 (a)..        2,000         1,770
Telephone & Data Systems 7.000% 8/1/06...............        5,000         4,915
                                                                        --------
                                                                          13,093
Textile and Apparel (1.5%)
Tommy Hilfiger 6.850% 6/1/08.........................        4,750         4,460

Tobacco Products (1.4%)
RJ Reynolds Tobacco 7.750% 5/15/06 (a)...............        4,500         4,273

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Utilities (5.4%)
AES Eastern Energy 9.670% 1/2/29 (a).................      $ 3,500       $ 3,390
AES 8.375% 8/15/07...................................        2,000         1,875
Calenergy 7.520% 9/15/08.............................        3,000         3,001
National Power 9.000% 7/5/02.........................        1,500         1,517
Public Services Co. of New Mexico
   7.100% 8/1/05.....................................        2,500         2,469
   7.500% 8/1/18.....................................        1,500         1,457
Texas Utilities 9.750% 5/1/21........................        2,000         2,187
                                                                        --------
                                                                          15,896
Total Long-Term Obligations
(Cost $296,544)......................................                    288,010
                                                                        --------
--------------------------------------------------------------------------------
                                                         Number of
Preferred Stock (1.0%)                                      Shares
--------------------------------------------------------------------------------
Pinto Totta International Finance 7.770% (gtd. By Banco Pinto
   totto Mayor) (a) (Cost $3,010)....................            3         2,819
                                                                        --------
--------------------------------------------------------------------------------
                                                         Principal
Short-Term Obligations (0.1%)                               Amount
--------------------------------------------------------------------------------
Commercial Paper (0.1%)
Associates First Capital 0.000% 7/1/99
(Cost $250)..........................................       $  250           250
                                                                        --------
--------------------------------------------------------------------------------
Total Investments (98.1%)
   (Cost $299,804)(b)................................                    291,079
Other Assets, Less Liabilities (1.9%)................                      5,632
                                                                        --------
Total Net Assets (100.0%)............................                   $296,711
                                                                        ========
--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1999, the aggregate value of the Portfolio's private placement securities was $58,580, which represented 19.7% of net assets.
(b)At June 30, 1999, the cost of investments for federal income tax purposes was $300,083. Net unrealized depreciation was $9,004, consisting of gross unrealized appreciation of $2,381 and gross unrealized depreciation of $11,385.


See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)

                                                         Principal        Market
Long-Term Obligations (94.4%)                               Amount         Value
--------------------------------------------------------------------------------
Aerospace and Military Technology (5.3%)
BE Aerospace 9.500% 11/1/08 .........................      $  750         $  759
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07..       1,000            960
Fairchild Corp 10.750% 4/15/09 (a)...................       1,000            985
L-3 Communications Series B 10.375% 5/1/07 (a).......         500            529
United Defense Industries 8.750% 11/15/07............       1,500          1,459
                                                                         -------
                                                                           4,692
Automotive (2.5%)
Budget Group 9.125% 4/1/06...........................       1,500          1,399
Penda Series B 10.750% 3/1/04........................         800            796
                                                                         -------
                                                                           2,195
Building and Construction (4.0%)
Beazer Homes USA 8.875% 4/1/08.......................       1,000            952
D R Horton 8.000% 2/1/09.............................       1,500          1,417
PYCSA Panama 10.280% 12/15/12 (a)....................       1,484          1,152
                                                                         -------
                                                                           3,521
Business Services (2.3%)
Penhall Acquisition 12.000% 08/1/06..................       1,000          1,000
Nationsrent 10.375% 12/15/08.........................       1,000            995
                                                                         -------
                                                                           1,995
Cable and Media (2.9%)
Charter Communication Zero Coupon (Yield to Maturity
   4.094%) 4/1/11 (a)................................       2,500          1,550
Perry-Judd 10.625% 12/15/07..........................       1,000            990
                                                                         -------
                                                                           2,540
Chemicals (1.2%)
Biovail Corporation International 10.875% 11/15/05...       1,000          1,040

Coal Mining (1.7%)
AEI Resources 11.500% 12/15/06 (a)...................       1,500          1,474

Computer Equipment (3.3%)
Axia 10.750% 7/15/08.................................       1,500          1,477
Rhythms Netconn 12.750% 4/15/09 (a)..................       1,500          1,410
                                                                         -------
                                                                           2,887
Containers (1.7%)
Packaging Corp. of America 9.625% 4/1/09 (a).........       1,500          1,523

Cosmetics and Personal Care Products (2.2%)
Chattem 8.875% 4/1/08................................       2,000          1,920

Food and Beverages (2.2%)
Marsh Supermarket Series B 8.875% 8/1/07.............       1,000          1,005
Pepsi-Gemex Series B (Yankee Issue) 9.750% 3/30/04...       1,000            992
                                                                         -------
                                                                           1,997
Health Services and Equipment (5.0%)
Express Scripts 9.625% 6/15/09 (a)...................       1,500          1,522
Hanger Orthopedic Group 11.250% 6/15/09 (a)..........       1,000          1,025
Insight Health Services Series B 9.625% 6/15/08......       1,250          1,194
Mediq Zero Coupon (Yield to Maturity 5.810%) 6/1/09 (a)     1,850            703
                                                                         -------
                                                                           4,444

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Hospitals and Nursing Home Care (4.9%)
Lifepoint Hospitals 10.750% 5/15/09 (a)..............     $ 2,000        $ 2,040
Triad Hospitals 11.000% 5/15/09 (a)..................       1,000          1,018
Universal Hospital Services 10.250% 3/1/08...........       1,415          1,245
                                                                         -------
                                                                           4,303
Hotels and Entertainment (11.7%)
Boyd Gaming 9.500% 7/15/07...........................         750            746
Hard Rock Hotels 9.250% 4/1/05.......................       1,500          1,425
Horseshoe Gaming 8.625% 5/15/09 (a)..................       1,500          1,451
Mohegan Tribal Gaming 8.750% 1/1/09..................       1,500          1,491
Premier Parks
   9.250% 4/1/06.....................................         250            251
   9.750% 1/15/07....................................         250            261
   Zero Coupon (Yield to Maturity 4.939%) 4/1/08.....       1,750          1,162
Prime Hospitality Series B 9.750% 4/1/07.............       1,490          1,490
Speedway Motorsports 8.500% 8/15/07..................       2,000          2,020
                                                                         -------
                                                                          10,297
Internet Services (4.8%)
Concentric Network 12.750% 12/15/07 (a)..............       1,500          1,560
ICG Services Zero Coupon (Yield to Maturity 4.884%)
     5/1/08..........................................       2,250          1,232
PSInet 10.000% 2/15/05...............................       1,500          1,492
                                                                         -------
                                                                           4,284
Leisure Products (0.5%)
Boyds Collection 9.000% 5/15/08 (a)..................         448            441

Manufacturing (0.7%)
Westinghouse Air Brake 9.375% 6/15/05 (a)............         600            609

Nondepository Credit Institution (0.9%)
Mego 1997-3 CTFS 8.010% 8/25/23......................       1,000            805

Oil and Gas (1.7%)
Key Energy Services 14.000% 1/15/09 (a)..............       1,500          1,541

Paper (0.4%)
Indah Kiat Finance 10.000% 7/1/07....................         500            345

Printing and Publishing (4.6%)
Big Flower Press 8.625% 12/1/08......................       1,500          1,380
Phoenix Color 10.375% 2/1/09.........................         750            735
World Color Press 8.375% 11/15/08....................       2,000          1,940
                                                                         -------
                                                                           4,055
Restaurants (0.3%)
AFC Enterprises 10.250% 5/15/07......................         250            252

Rubber, Plastic and Related Materials (1.6%)
Key Plastics Series B 10.250% 3/15/07................         500            486
Tekni-Plex 9.250% 3/1/08.............................       1,000            970
                                                                         -------
                                                                           1,456
Safety Equipment (1.6%)
Protection One 8.125% 1/15/09 (a)....................       1,500          1,388

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Telecommunications (12.3%)
Arch Escrow 13.750% 4/15/08 (a)......................     $ 1,000         $  900
Carrier One 13.250% 2/15/09..........................       1,000          1,015
Focal Communications Series B
   Zero Coupon (Yield to Maturity 5.967%) 2/15/08....       3,300          1,848
Level 3 Communications
   Zero Coupon (Yield to Maturity 5.181%) 12/1/08 (a)       1,000            620
MGC Communications Series B 13.000% 10/1/04 (a)......       1,000            910
Metronet Communications (Yankee Issue)
   12.000% 8/15/07...................................       1,000          1,152
   Zero Coupon (Yield to Maturity 6.132%) 6/15/08....       1,000            740
Nextlink Communications
   10.750% 6/1/09....................................       1,000          1,028
   Zero Coupon (Yield to Maturity 6.034%) 6/1/09.....       1,000            585
Tele1 Europe 13.000% 5/15/09 (a).....................       1,000          1,047
Viatel 11.250% 4/15/08...............................       1,000          1,020
                                                                         -------
                                                                          10,865
Telephone (5.5%)
Allegiance Telecom Series B
   Zero Coupon (Yield to Maturity 5.870%) 2/15/08 (a)       1,500            930
BTI Telecom 10.500% 9/15/07 .........................       1,000            855
Comtel Brasileira (Yankee Issue) 10.750% 9/26/04 (a).         250            221
Intermedia Communications Series B
   Zero Coupon (Yield to Maturity 6.046%) 3/1/09.....       3,000          1,703
Knology Holdings
   Zero Coupon (Yield to Maturity 5.840%) 10/15/07 (a)      2,000          1,160
                                                                         -------
                                                                           4,869
Textile and Apparel (2.8%)
Pillowtex Series B 9.000% 12/15/07 ..................         500            472
William Carter Series A 10.375% 12/1/06..............       2,000          2,055
                                                                         -------
                                                                           2,527

Transportation and Transportation Equipment (5.8%)
Atlas Air 9.375% 11/15/06 (a)........................       2,000          1,920
Coach USA Series B 9.375% 7/1/07.....................       1,000          1,045
Holt Group 9.750% 1/15/06 (a)........................       1,000            660
Railworks 11.500% 4/15/09 (a)........................       1,500          1,504
                                                                         -------
                                                                           5,129
Total Long-Term Obligations
(Cost $85,852).......................................                     83,394
                                                                         -------

--------------------------------------------------------------------------------
                                                         Number of
Common Stock (0.3%)                                         Shares
--------------------------------------------------------------------------------
Telecommunications (0.3%)
Viatel Series A 10.000%
(Cost $0)............................................           4            227
                                                                         -------
--------------------------------------------------------------------------------
Preferred Stock (0.3%)
--------------------------------------------------------------------------------
Telephone (0.3%)
21st Century Telecom Group 13.750%
(Cost $517)..........................................           1            288
                                                                         -------

--------------------------------------------------------------------------------
SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------
                                                            Number        Market
Warrants (0.7%)                                        of Warrants         Value
--------------------------------------------------------------------------------
Health Services and Equipment
Mediq Warrants 6/1/09 (a)............................           2         $  (b)

Internet Services (0.4%)
Concentric Network Warrants 12/15/07 (a).............           1            350

Oil and Gas (0.0%)
Key Energy Services Warrants 1/15/09 (a).............           1             15

Telecommunications (0.3%)
Metronet Communications Warrants 8/15/07 (a).........           1            106
MGC Communications Warrants 10/1/04 (a)..............           1            116
                                                                         -------
                                                                             222
Telephone (0.0%)
Allegiance Telecom Warrants 2/3/08 (a)...............           2              9
Knology Holdings Warrants 10/15/07 (a)...............           2              4
21st Century Telecommunications Warrants 2/15/10 (a).           1             10
                                                                         -------
                                                                              23
Total Warrants
(Cost $15)...........................................                        610
                                                                         -------

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
Short-Term Obligation (2.3%)                                Amount         Value
--------------------------------------------------------------------------------
Commercial Paper (2.3%)
Associates First Capital 0.000% 7/1/99
(Cost $2,075)........................................      $ 2,075      $  2,075
                                                                         -------
--------------------------------------------------------------------------------
Total Investments (98.0%)
   (Cost $88,459) (c)................................                     86,594
Other Assets, Less Liabilities (2.0%)................                      1,729
                                                                         -------
Total Net Assets (100.0%)............................                    $88,323
                                                                         =======
--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1999, the aggregate value of the Portfolio's private placement securities was $32,403, which represented 36.7% of net assets.
(b)Rounds to less than one.
(c)At June 30, 1999, the cost of investments for financial reporting and federal income tax purposes was $88,461. Net unrealized depreciation was $1,867, consisting of gross unrealized appreciation of $1,689 and gross unrealized depreciation of $3,556.


See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1999
(All amounts in thousands, except per-share data)


                                                               Intermediate                            High
                                                                       Bond          Income           Yield
                                                                       Fund            Fund            Fund
                                                                -----------     -----------     -----------
Assets
Investment in Portfolio, at value..............................    $431,825        $296,605         $32,827
Receivable for fund shares sold................................         725              58              23
Cash...........................................................          25              25              55
Other assets...................................................          51              56               5
                                                                  ---------       ---------        --------
   Total assets................................................     432,626         296,744          32,910
                                                                  ---------       ---------        --------

Liabilities
Payable for fund shares redeemed...............................         825           1,708              45
Dividends payable..............................................         532             289              73
Payable to investment advisor and transfer agent...............          59              45              10
Other liabilities..............................................          87              62              16
                                                                  ---------       ---------        --------
   Total liabilities...........................................       1,503           2,104             144
                                                                  ---------       ---------        --------
   Net assets..................................................    $431,123        $294,640         $32,766
                                                                   ========        ========          =======

Analysis of Net Assets
Paid-in capital................................................    $449,578        $314,115         $34,271
Undistributed (overdistributed) net investment income..........        (292)             51             (13)
Accumulated net realized loss on investments...................      (8,275)        (10,803)           (759)
Net unrealized depreciation on investments.....................      (9,888)         (8,723)           (733)
                                                                  ---------       ---------        --------
   Net assets..................................................    $431,123        $294,640         $32,766
                                                                   ========        ========          =======
Shares outstanding (unlimited number authorized)...............      49,974          31,320           3,228
                                                                   ========        ========          =======
Net asset value per share......................................    $   8.63        $   9.41         $ 10.15
                                                                   ========        ========          =======




See accompanying Notes to Financial Statements.


Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended June 30, 1999
(All amounts in thousands)


                                                               Intermediate                           High
                                                                       Bond          Income           Yield
                                                                       Fund            Fund            Fund
                                                                -----------     -----------     -----------
Investment Income
Interest income allocated from Portfolio.......................     $31,031         $28,471          $3,490
Dividend income allocated from Portfolio.......................         308             233               9
                                                                   --------        --------         -------
   Total investment income.....................................      31,339          28,704           3,499
                                                                   --------        --------         -------

Expenses
Expenses allocated from Portfolio..............................       1,685           1,910             229
Administrative fees............................................         669             489              57
Transfer agent fees............................................         671             557              64
SEC and state registration fees................................          49              42              22
Audit and legal fees...........................................           2               4              15
Accounting fees................................................          35              33              25
Trustees' fees.................................................          12              12              10
Other..........................................................          71              56              38
                                                                   --------        --------         -------
   Total expenses..............................................       3,194           3,103             460
Reimbursement of expenses by investment advisor................          --              --             (81)
                                                                   --------        --------         -------
   Net expenses................................................       3,194           3,103             379
                                                                   --------        --------         -------
   Net investment income.......................................      28,145          25,601           3,120
                                                                   --------        --------         -------

Realized and Unrealized Gain (Loss) on Investments and Futures Transactions
Net realized gain (loss) on investments and futures
     transactions allocated from Portfolio.....................         178          (9,974)           (759)
Net change in unrealized appreciation or depreciation on
     investments and futures transactions......................     (16,916)        (14,328)           (869)
                                                                   --------        --------         -------
   Net loss on investments and futures transactions............     (16,738)        (24,302)         (1,628)
                                                                   --------        --------         -------
Net Increase in Net Assets Resulting from Operations...........     $11,407         $ 1,299          $1,492
                                                                 ==========      ==========        =========




See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

(All amounts in thousands)


                                                     Intermediate                                         High Yield
                                                       Bond Fund                Income Fund                  Fund
                                                -----------------------   -----------------------   ----------------------
                                               Year ended   Year ended   Year ended   Year ended    Year ended  Year ended
                                                 June 30,     June 30,     June 30,     June 30,      June 30,    June 30,
                                                     1999         1998         1999         1998          1999        1998
                                                ---------    ---------    ---------    ---------     ---------   ---------
Operations
Net investment income..........................  $ 28,145     $ 25,498     $ 25,601     $ 29,046       $ 3,120     $ 2,334
Net realized gain (loss) on investments
     and futures transactions allocated
     from Portfolio............................       178        6,530       (9,974)       5,548          (759)      1,361
Net change in unrealized appreciation
     or depreciation on investments and
     futures transactions......................   (16,916)       2,808      (14,328)          67          (869)       (131)
                                                ---------    ---------    ---------    ---------      --------    --------
   Net increase in net assets resulting
     from operations...........................    11,407       34,836        1,299       34,661         1,492       3,564
                                                ---------    ---------    ---------    ---------      --------    --------

Distributions to Shareholders
Distributions from net investment income.......   (28,795)     (25,498)     (25,599)     (29,046)       (3,133)     (2,334)
Distributions from net capital gains...........        --           --           --           --        (1,156)       (424)
                                                ---------    ---------    ---------    ---------      --------    --------
   Total distributions to shareholders.........   (28,795)     (25,498)     (25,599)     (29,046)       (4,289)     (2,758)
                                                ---------    ---------    ---------    ---------      --------    --------

Share Transactions
Subscriptions to fund shares...................   218,839      177,002       67,976      151,635        53,537      39,280
Value of distributions reinvested..............    21,841       18,599       22,401       21,636         3,686       1,347
Redemptions of fund shares.....................  (229,625)     (96,267)    (219,840)    (105,755)      (63,131)    (13,444)
                                                ---------    ---------    ---------    ---------      --------    --------
   Net increase (decrease) from share
     transactions..............................    11,055       99,334     (129,463)      67,516        (5,908)     27,183
                                                ---------    ---------    ---------    ---------      --------   --------
   Net increase (decrease) in net assets.......    (6,333)     108,672     (153,763)      73,131        (8,705)     27,989

Total Net Assets
Beginning of year..............................   437,456      328,784      448,403      375,272        41,471      13,482
                                                ---------    ---------    ---------    ---------      --------    --------
End of year....................................  $431,123     $437,456     $294,640     $448,403       $32,766     $41,471
                                                =========    =========    =========    =========      ========    ========

Analysis of Changes in Shares of
     Beneficial Interest
Subscriptions to fund shares...................    24,753       19,854        6,948       15,110         5,211       3,593
Issued in reinvestment of distributions........     2,470        2,083        2,304        2,154           362         124
Redemptions of fund shares.....................   (26,004)     (10,792)     (22,635)     (10,526)       (6,117)     (1,224)
                                                ---------    ---------    ---------    ---------      --------    --------
   Net increase (decrease) in fund shares......     1,219       11,145      (13,383)       6,738          (544)      2,493
Shares outstanding at beginning of year........    48,755       37,610       44,703       37,965         3,772       1,279
                                                ---------    ---------    ---------    ---------      --------    --------
Shares outstanding at end of year..............    49,974       48,755       31,320       44,703         3,228       3,772
                                                =========    =========    =========    =========      ========    ========


See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1999
(All amounts in thousands)


                                                     SR&F
                                             Intermediate       SR&F        SR&F
                                                     Bond     Income  High Yield
                                                Portfolio  Portfolio   Portfolio
                                             ------------- --------- -----------
Assets
Investments, at market value (cost of $437,952,
   $299,804 and $88,459, respectively)........   $428,048   $291,079     $86,594
Receivable for investments sold...............     15,577     15,732       1,776
Interest receivable...........................      5,891      5,665       1,262
Cash..........................................          3          1           4
                                                ---------  ---------    --------
   Total assets...............................    449,519    312,477      89,636
                                                ---------  ---------    --------

Liabilities
Payable for investments purchased.............     15,463     15,646       1,250
Payable to investment advisor.................        138         --          43
Variation margin payable......................        332         --          --
Other liabilities.............................         27        120          20
                                                ---------  ---------    --------
   Total liabilities..........................     15,960     15,766       1,313
                                                ---------  ---------    --------
   Net assets applicable to investors'
     beneficial interest......................   $433,559       $296,711 $88,323
                                                 ========   ========     =======




See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended June 30, 1999
(All amounts in thousands)


                                                     SR&F
                                             Intermediate       SR&F        SR&F
                                                     Bond     Income  High Yield
                                                Portfolio  Portfolio   Portfolio
                                             ------------- --------- -----------
Investment Income
Interest income..............................     $31,589    $28,704      $7,707
                                                 --------   --------     -------

Expenses
Management fees..............................       1,577      1,757         420
Accounting fees..............................          35         33          26
Audit and legal..............................          21         20          17
Trustees' fees...............................          17         17          11
Other........................................          48         55          25
                                                 --------   --------     -------
   Total expenses............................       1,698      1,882         499
                                                 --------   --------     -------
   Net investment income.....................      29,891     26,822       7,208
                                                 --------   --------     -------

Realized and Unrealized Gain (Loss) on Investments
   and Futures Transactions
Net realized gain (loss) on investments.......         67     (9,978)      (632)
Net realized gain on futures transactions.....         80         --         --
Net change in unrealized appreciation or depreciation
     on investments and futures transactions..    (17,001)   (14,331)    (2,238)
                                                 --------   --------    -------
   Net loss on investments and futures
     transactions.............................    (16,854)   (24,309)    (2,870)
                                                 --------   --------    -------
Net Increase in Net Assets Resulting from
     Operations...............................    $13,037    $ 2,513      $4,338
                                                ========== ==========  =========


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------


(All amounts in thousands)


                                               SR&F Intermediate               SR&F Income              SR&F High Yield
                                                Bond Portfolio                  Portfolio                  Portfolio
                                            -----------------------      -----------------------    ----------------------
                                           Year ended Period ended      Year ended Period ended     Year ended  Year ended
                                             June 30,     June 30,        June 30,     June 30,       June 30,    June 30,
                                                 1999     1998 (a)            1999     1998 (a)           1999        1998
                                            ---------    ---------       ---------    ---------      ---------   ---------
Operations
Net investment income......................  $ 29,891     $ 11,522        $ 26,822     $ 12,968        $ 7,208     $ 5,000
Net realized gain (loss) on investments
     and futures transactions..............       147        1,053          (9,978)       3,126           (632)      3,084
Net change in unrealized appreciation or
     depreciation on investments and
     futures transactions..................   (17,001)        (623)        (14,331)      (5,089)        (2,238)       (176)
                                            ---------    ---------       ---------    ---------       --------    --------
   Net increase in net assets resulting
     from operations.......................    13,037       11,952           2,513       11,005          4,338       7,908
                                            ---------    ---------       ---------    ---------       --------    --------

Transactions in Investors' Beneficial
     Interest
Contributions..............................    97,305      461,444          13,011      456,478         51,100      40,432
Withdrawals................................  (116,948)     (33,231)       (167,955)     (18,341)       (45,602)     (9,126)
                                            ---------    ---------       ---------    ---------       --------    --------
   Net increase (decrease) from
     transactions in investors'
     beneficial interest...................   (19,643)     428,213        (154,944)     438,137          5,498      31,306
                                            ---------    ---------       ---------    ---------       --------    --------
   Net increase (decrease) in net
     assets................................    (6,606)     440,165        (152,431)     449,142          9,836      39,214

Total Net Assets
Beginning of period........................   440,165           --         449,142           --         78,487      39,273
                                            ---------    ---------       ---------    ---------       --------    --------
End of period..............................  $433,559     $440,165        $296,711     $449,142        $88,323     $78,487
                                            =========    =========       =========    =========       ========    ========

(a)From commencement of operations on February 2, 1998.


See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)


Note 1. Organization
Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund are series of Stein Roe Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Intermediate Bond Fund, Income Fund and High Yield Fund invest substantially all of their assets in SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High Yield Portfolio commenced operations on November 1, 1996, in conjunction with High Yield Fund. SR&F Intermediate Bond Portfolio and SR&F Income Portfolio commenced operations on February 2, 1998. At commencement, Intermediate Bond Fund and Income Fund contributed $427,315 and $432,720 in securities and other assets to SR&F Intermediate Bond Portfolio and SR&F Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. On February 4, 1998, Stein Roe Advisor Intermediate Bond Fund contributed cash of $100 to its respective Portfolio. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 1999, Intermediate Bond Fund and Advisor Intermediate Bond Fund owned 99.6 percent and 0.4 percent, respectively, of SR&F Intermediate Bond Portfolio; Income Fund owned 100 percent of SR&F Income Portfolio; and High Yield and Stein Roe Institutional Client High Yield Fund owned 37.2 percent and 62.8 percent, respectively, of SR&F High Yield Portfolio.


Note 2. Significant
Accounting Policies
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


Investment Transactions and
Investment Income
Investment transactions are accounted for on trade date. Interest income, including premium amortization, is recorded daily on an accrual basis. Realized gains or losses from investment transactions are reported on a specific identified cost basis.
   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period.
All of the Portfolios had when-issued or delayed delivery purchase commitments as of June 30, 1999.
Security Valuations
All securities are valued as of June 30, 1999. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts

   During the year ended June 30, 1999, SR&F Intermediate Bond Portfolio entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of its securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
   Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. See SR&F Intermediate Bond Portfolio's portfolio of investments for a summary of open

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


futures contracts at June 30, 1999. No other Portfolios entered into any futures contracts during the period.
Federal Income Taxes
No provision is made for federal income taxes, since (a) the Funds elect to be taxed as "regulated investment companies" and make such distri butions to their shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods approved by the Internal Revenue Service.
   The Funds intend to utilize provisions of the federal income tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.
   At June 30, 1999, the Funds had capital loss carryforwards as follows:

                              Year of
Fund               Amount   Expiration
Intermediate
 Bond Fund         $7,092  2003-2005
Income Fund         6,779  2002-2007
High Yield Fund       758     2007

Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.



Note 3. Portfolio Composition
Intermediate Bond Portfolio invests primarily in marketable debt securities with an expected average life between three and ten years. Income Portfolio invests principally in medium-quality debt securities. High Yield Portfolio invests primarily in high yield, high-risk medium- and lower-quality debt securities. See each Portfolios' Portfolio of Investments for information regarding individual securities as well as industry diversification. See each Portfolio's Fund
 Highlights for unaudited information regarding portfolio quality and average maturity.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


Note 4. Trustees' Fees and
Transactions with Affiliates
The Funds and Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.
   The management fee for Intermediate Bond Portfolio is computed at an annual rate of .35 of 1 percent of the average daily net assets. The management fee for Income Portfolio is .50 of 1 percent of the first $100 million of average daily net assets and .475 of 1 percent thereafter. The management fee for High Yield Portfolio is .50 of 1 percent of the first $500 million of average daily net assets and .475 of 1 percent thereafter.
   The administrative fee for Intermediate Bond Fund is com puted at an annual rate of .15 of 1 percent of average daily net assets. The administrative fee for Income Fund is .15 of 1 percent of the first $100 million of average daily net assets and .125 of 1 percent thereafter. The administrative fee for the High Yield Fund is .15 of 1 percent of the first $500 million of average daily net assets and .125 of 1 percent thereafter.
   The Advisor also provides fund accounting services.
   The Advisor has agreed to reimburse High Yield Fund for expenses in excess of
1.00 percent of average annual net assets. This commitment expires on October 31, 1999, subject to earlier termination by the Advisor on 30 days' notice. Transfer agent fees are paid to SteinRoe Services, Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as a subtransfer agent for the Funds.
   Certain officers and trustees of the Trusts are also officers of the Advisor. Compensation is paid to trustees not affiliated with the Advisor. No remuneration was paid to any other trustee or officer of the Trusts.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


Note 5. Short-Term Debt
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the period ended June 30, 1999.


Note 6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of investments or maturities, excluding short-term obligations, for the year ended June 30, 1999, were:

                                                        Purchases          Sales
                                                        ---------      ---------
SR&F Income Portfolio..................................$  729,957     $  764,802
SR&F Intermediate Bond Portfolio....................... 1,311,852      1,102,965
SR&F High Yield Portfolio..............................   247,622        236,312

Financial Highlights
--------------------------------------------------------------------------------

Intermediate Bond Fund



Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                  Years Ended June 30,
                                         1999     1998     1997     1996     1995
                                     -------- -------- -------- -------- --------
Net Asset Value, Beginning of
     Period.......................     $ 8.97   $ 8.74   $ 8.58   $ 8.67   $ 8.44
                                     -------- -------- -------- -------- --------
Income From Investment Operations
   Net investment income..........       0.56     0.58     0.60     0.59     0.58
   Net realized and unrealized
      gain (loss) on investments
      and futures transactions....      (0.33)    0.23     0.17    (0.10)    0.23
                                     -------- -------- -------- -------- --------
      Total from investment
       operations.................       0.23     0.81     0.77     0.49     0.81
                                     -------- -------- -------- -------- --------
Distributions
   Net investment income..........      (0.57)   (0.58)   (0.61)   (0.58)   (0.58)
                                     -------- -------- -------- -------- --------
      Total distributions.........      (0.57)   (0.58)   (0.61)   (0.58)   (0.58)
                                     -------- -------- -------- -------- --------
Net Asset Value, End of Period....     $ 8.63   $ 8.97   $ 8.74   $ 8.58   $ 8.67
                                   ==================================================
Ratio of net expenses to average
     net assets (a)...............       0.72%    0.72%    0.73%    0.70%    0.70%
Ratio of net investment income to average
   net assets......................      6.31%    6.51%    6.97%(b) 6.79%(b) 6.94%(b)
Portfolio turnover.................        --      138%(c)  210%     202%     162%
Total return.......................      2.60%    9.51%    9.31%(b) 5.76%(b)10.11%(b)
Net assets, end of period (000's).    $431,123 $437,456 $328,784 $298,112 $301,733

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.75, 0.75 and 0.71 percent for the years ended June 30, 1997, 1996 and 1995, respectively.
(b)Computed giving effect to the Advisor's expense limitation undertaking.
(c)Prior to commencement of operations of the Portfolio.

Financial Highlights Continued
--------------------------------------------------------------------------------

Income Fund



Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                            Years Ended June 30,
                                                   1999     1998     1997     1996     1995
                                               -------- -------- -------- -------- --------
Net Asset Value, Beginning of Period.......     $ 10.03   $ 9.88   $ 9.63   $ 9.79   $ 9.36
                                               -------- -------- -------- -------- --------
Income From Investment Operations
   Net investment income...................        0.67     0.69     0.70     0.71     0.71
   Net realized and unrealized gain (loss)
      on investments.......................       (0.62)    0.15     0.25    (0.16)    0.43
                                               -------- -------- -------- -------- --------
      Total from investment operations.....        0.05     0.84     0.95     0.55     1.14
                                               -------- -------- -------- -------- --------
Distributions
   Net investment income.................         (0.67)   (0.69)   (0.70)   (0.71)   (0.71)
                                               -------- -------- -------- -------- --------
Net Asset Value, End of Period...........        $ 9.41  $ 10.03   $ 9.88   $ 9.63   $ 9.79
                                               ======== ======== ======== ======== ========
Ratio of net expenses to average
   net assets(a).........................          0.84%    0.83%    0.84%    0.82%    0.82%
Ratio of net investment income to average
   net assets............................          6.91%    6.89%    7.26%(b) 7.26%(b) 7.55%(b)
Portfolio turnover.......................            --       59%(c)  138%     135%      64%
Total return.............................          0.52%    8.72%   10.34%(b) 5.70%(b)12.79%(b)
Net assets, end of period (000's).......       $294,640 $448,403 $375,272 $309,564 $174,327

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.85, 0.88 and 0.85 percent for the years ended June 30, 1997, 1996 and 1995, respectively.
(b)Computed giving effect to the Advisor's expense limitation undertaking.
(c)Prior to commencement of operations of the Portfolio.

Financial Highlights Continued
--------------------------------------------------------------------------------

High Yield Fund




Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                     Year     Year   Period
                                                    Ended    Ended    Ended
                                                 June 30, June 30, June 30,
                                                     1999     1998     1997 (c)
                                               ---------- -------- --------
Net Asset Value, Beginning of Period..........    $ 11.00  $ 10.54  $ 10.00
                                                  -------  -------  -------
Income From Investment Operations
   Net investment income......................       0.85     0.85     0.52
   Net realized and unrealized gain
     (loss) on investments....................      (0.53)    0.61     0.54
                                                  -------  -------  -------
     Total from investment operations.........       0.32     1.46     1.06
                                                  -------  -------  -------
Distributions
   Net investment income......................      (0.85)   (0.85)   (0.52)
   Net realized gains.........................      (0.32)   (0.15)      --
                                                  -------  -------  -------
     Total distributions......................      (1.17)   (1.00)   (0.52)
                                                  -------  -------  -------
Net Asset Value, End of Period................    $ 10.15  $ 11.00  $ 10.54
                                                ===========================
Ratio of net expenses to average net
     assets (a)...............................       1.00%    1.00%    1.00%(d)
Ratio of net investment income to average
     net assets (b)...........................       8.23%    7.79%    8.05%(d)
Total return (b)..............................       3.50%   14.38%   10.88%
Net assets, end of period (000's).............    $32,766  $41,471  $13,482

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.22 percent and 1.32 percent for the years ended June 30, 1999 and 1998 and 2.29 percent for the period ended June 30, 1997.
(b)Computed giving effect to the Advisor's expense limitation undertaking.
(c)From commencement of operations on November 1, 1996.
(d)Annualized.


--------------------------------------------------------------------------------
   Federal Income Tax Information (unaudited)
   For the fiscal year ended June 30, 1999, the Fund paid capital gains distributions of which 5.27% were long-term capital gains.
--------------------------------------------------------------------------------

Financial Highlights Continued
--------------------------------------------------------------------------------

SR&F Intermediate Bond Portfolio


                                                            Year        Period
                                                           Ended         Ended
                                                        June 30,      June 30,
                                                            1999       1998 (a)
                                                   -------------    ----------
Select Ratios
Ratio of net expenses to average net assets.........       0.36%        0.39%(b)
Ratio of net investment income to average net assets       6.41%        6.77%(b)
Portfolio turnover rate.............................        253%          86%

(a)From commencement of operations on February 2, 1998.
(b)Annualized.


--------------------------------------------------------------------------------

SR&F Income Portfolio


                                                            Year        Period
                                                           Ended         Ended
                                                        June 30,      June 30,
                                                            1999       1998 (a)
                                                   -------------    ----------
Select Ratios
Ratio of net expenses to average net assets.........       0.50%       0.51%(b)
Ratio of net investment income to average net assets       7.17%       7.23%(b)
Portfolio turnover rate.............................        203%         77%

(a)From commencement of operations on February 2, 1998.
(b)Annualized.


--------------------------------------------------------------------------------

SR&F High Yield Portfolio


                                                           Year          Year       Period
                                                          Ended         Ended        Ended
                                                       June 30,      June 30,     June 30,
                                                           1999          1998         1997 (a)
                                                      ---------      --------      --------
Select Ratios
Ratio of net expenses to average net assets.........      0.57%          0.65%      0.89%(b)
Ratio of net investment income to average net assets      8.27%          8.13%      8.24%(b)
Portfolio turnover rate.............................       296%           426%       168%

(a)From commencement of operations on November 1, 1996.
(b)..................................Annualized.

Report of Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders, Holders of Investors' Beneficial Interests and Board of Trustees of Stein Roe Income Trust and SR&F Base Trust

Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
SR&F Intermediate Bond Portfolio
SR&F Income Portfolio
SR&F High Yield Portfolio

We have audited the accompanying statements of assets and liabilities of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund as of June 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. We have also audited the accompanying statements of assets and liabilities, including the portfolio of investments, of SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio as of June 30, 1999, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' and Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the account-ing principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund, Stein Roe High Yield Fund, SR&F Intermediate Bond Portfolio, SR&F

Report of Independent Auditors Continued
--------------------------------------------------------------------------------


Income Portfolio, and SR&F High Yield Portfolio at June 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

   Earnst + Young L.L.P.

Chicago, Illinois
August 11, 1999

Stein Roe Income Trust
--------------------------------------------------------------------------------

Trustees
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Treasurer
Kevin Connaughton, Vice President
Timothy Jacoby, Vice President
Michael T. Kennedy, Vice President
Gail Knudsen, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Sharlene Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Patricia Judge, Controller
Janet B. Rysz, Assistant Secretary

Agents and Advisors
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

The Stein Roe Mutual Funds

Fixed Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Equity Funds
Balanced Fund Growth & Income Fund Disciplined Stock Fund* Growth Stock Fund Growth Investor Fund Young Investor Fund Large Company Focus Fund Midcap Growth Fund** Capital Opportunities Fund International Fund Small Company Growth Fund

  * Formerly Special Fund
** Formerly Growth Opportunities Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

           In Chicago, visit our Fund Center at One South Wacker Drive

                         Liberty Funds Distributor, Inc.


                                                                      BD11A 8/99